UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) - June 2, 2003


                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                                              22-3297339
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                        07052-2989
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  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:       (973) 669-7366
                                                   -----------------------------

Item 5.  Other Events

     On June 2, 2003, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing the completion of the sale of $30 million of trust preferred securities.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

                  Regulation
                  S-K Exhibit
                    Number                                 Document
                  -----------                        -------------------
                       99.1                          Press Release dated
                                                        June 2, 2003



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                PENNFED FINANCIAL SERVICES, INC.



Date: June 2, 2003                          By:  /s/ Joseph L. LaMonica
                                                 -------------------------------
                                                     Joseph L. LaMonica
                                                     President and Chief
                                                     Executive Officer